UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

☐ Definitive additional materials.

☐ Soliciting material pursuant to Section 240.14a-12.

Aztar Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:

2390 East Camelback Road, Suite 400
Phoenix, Arizona 85016
March 30, 2005
Dear Fellow Shareholder:
      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Aztar Corporation to be held on Thursday, May 12, 2005 at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona, at 11:00 a.m. local time.
      The principal business of the Annual Meeting will be the election of two directors to serve individual terms; the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year 2005; and to consider a Shareholder proposal, if presented at the Meeting. As more fully described in the accompanying Proxy Statement, the Board of Directors recommends that you vote FOR the election of the Board’s nominees, FOR the ratification of PricewaterhouseCoopers LLP, and AGAINST the Shareholder proposal. Each of the nominees for director is currently a director of Aztar and has provided dedicated service to the Company.
      Your vote is most important, regardless of the number of shares you own. With respect to the Shareholder proposal, your broker may not vote your shares on your behalf without specific instructions from you. Whether or not you plan to attend the Annual Meeting, please indicate your vote, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided, or you may submit your proxy by telephone or the Internet. This will not prevent you from voting in person at the Annual Meeting or at any continuations, adjournments or postponements thereof, but will assure that your vote is counted if you are unable to attend.
      After 25 years of distinguished service to your Company, Mr. Paul E. Rubeli retired as Director, Chairman of the Board and Chief Executive Officer on March 1, 2005. We gratefully acknowledge his many contributions to Aztar over the years.
      As in past years, members of the Company’s management will review the performance and prospects of the Company at the Annual Meeting and will be available to answer your questions. Your Board of Directors and Management look forward to greeting personally all of you who are able to attend.
      On behalf of your Board of Directors, thank you for your continued support.

Sincerely,

Robert M. Haddock
Chairman of the Board, President
and Chief Executive Officer

2390 East Camelback Road, Suite 400
Phoenix, Arizona 85016
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2005
To the Shareholders of Aztar Corporation:
      Notice is hereby given that the 2005 Annual Meeting of Shareholders (the “Meeting”) of Aztar Corporation, a Delaware corporation (“Aztar”) will be held at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona, at 11:00 a.m. local time on Thursday, May 12, 2005, for the purpose of considering and voting upon the following proposals:

1. To elect two directors to serve until the 2008 Annual Meeting of Shareholders or until their successors are elected and qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year 2005;

3. To consider a Shareholder proposal, if presented at the Meeting, as described herein; and

4. To transact such other business as may properly come before the Meeting or any continuations, adjournments or postponements thereof.
      NOTE: The Board of Directors is not aware of any other business to come before the Meeting.
      Pursuant to Aztar’s By-Laws, the Board of Directors has fixed Thursday, March 17, 2005, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or at any continuations, adjournments or postponements thereof. Only holders of Aztar’s common stock at the close of business on that date are entitled to notice of, and to vote at, the Meeting or at any continuations, adjournments or postponements thereof.
      Aztar’s Board of Directors and Management cordially invite you to attend the Meeting. In addition, you are requested to indicate your vote, sign, and date the enclosed proxy card, which is solicited by the Board of Directors, and to mail it promptly in the enclosed postage-paid envelope, or you may submit your proxy by telephone or the Internet. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares. The proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors

Nelson W. Armstrong, Jr.
Secretary
Approximate date of mailing to Shareholders:
March 30, 2005
I M P O R T A N T
IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTE, SIGN, DATE AND MAIL PROMPTLY YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. PLEASE REFER TO THE ADDITIONAL INSTRUCTIONS ON THE LAST PAGE OF THIS PROXY STATEMENT.

PROXY STATEMENT OF AZTAR CORPORATION
GENERAL
VOTING AND REVOCABILITY OF PROXIES
PROPOSAL 1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND DIRECTORS AND OFFICERS
THE BOARD AND ITS COMMITTEES
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE
COMPARATIVE STOCK PRICE PERFORMANCE GRAPH
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 SHAREHOLDER PROPOSAL CONCERNING BOARD DECLASSIFICATION
SHAREHOLDER PROPOSALS AND OTHER MATTERS
ADDITIONAL VOTING INSTRUCTIONS AND ACCOUNT ACCESS INFORMATION

PROXY STATEMENT
OF
AZTAR CORPORATION
2390 East Camelback Road, Suite 400
Phoenix, Arizona 85016
ANNUAL MEETING OF SHAREHOLDERS
May 12, 2005
GENERAL
      This Proxy Statement and the enclosed Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Aztar Corporation (“Aztar” or the “Company”), to be used at the 2005 Annual Meeting of Shareholders of Aztar and at any continuations, adjournments or postponements thereof (the “Meeting”). The Meeting will be held at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona, on Thursday, May 12, 2005, at 11:00 a.m. local time. This Proxy Statement, together with the accompanying Notice of Annual Meeting and Proxy Card, are being first mailed to Shareholders on or about March 30, 2005.
VOTING AND REVOCABILITY OF PROXIES
      March 17, 2005, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Only holders of shares of Aztar’s common stock, par value $.01 per share (“Common Stock”), at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any continuations, adjournments or postponements thereof. As of March 17, 2005, there were 34,801,585 shares of Common Stock outstanding. Holders of Common Stock as of the close of business on the Record Date are entitled to one vote per share, subject to the provisions of the Company’s Certificate of Incorporation.
      Proxies solicited by the Board of Directors of the Company that are properly executed and returned to the Company will be voted at the Meeting, or at any continuations, adjournments or postponements thereof, in accordance with the directions given thereon. Properly executed proxies on which no directions are indicated will be voted FOR the election of the Board’s nominees as directors, FOR the ratification of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year 2005, and AGAINST Proposal 3, if presented at the Meeting. The Board of Directors recommends that you vote FOR the election of the Board’s nominees as directors, FOR the ratification of PricewaterhouseCoopers LLP, and AGAINST Proposal 3. If any other matters are properly brought before the Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined in accordance with the judgment of the persons named thereon. Other than the election of two directors to the Board of Directors, the ratification of PricewaterhouseCoopers LLP, and the consideration of the Shareholder’s proposal, if presented at the Meeting, the Board of Directors is not currently aware of any other matters to be brought before the Meeting.
      The presence in person or by proxy of the holders of record of a majority of the shares of Common Stock issued and outstanding is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., where a broker does not have discretionary authority to vote the shares on a beneficial owner’s behalf) will each be included in the determination of the number of shares present for quorum purposes. If a quorum is not present or represented at the Meeting, the shareholders entitled to vote, present or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. Assuming a quorum is present: (1) directors will be elected by a plurality of the votes cast at the Meeting; and (2) the ratification of PricewaterhouseCoopers LLP, and (3) approval of the Shareholder proposal, if presented at the Meeting, will each require the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and eligible to vote on the proposals. As a result, abstentions will have the same effect as a vote against the ratification of

PricewaterhouseCoopers LLP and the Shareholder proposal, and broker non-votes will have no effect on the result of the vote on the ratification of PricewaterhouseCoopers LLP and the Shareholder proposal. A proxy solicited by the Company’s Board of Directors will be voted against the adoption of Proposal 3 unless the Shareholder providing the proxy has specified otherwise on the proxy.
      A vote FOR the Board of Directors’ nominees on the accompanying Proxy Card will give the proxies named therein discretionary authority to vote with respect to the election of any person recommended by the Board of Directors as a director where the initial nominee is unable or unavailable to serve (an event not now anticipated).
      Execution of a Proxy Card will not affect your right to attend the Meeting and to vote in person. A shareholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Company at the address provided above, (ii) filing a duly executed proxy bearing a later date or (iii) attending and voting in person at the Meeting. Attendance at the Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.
      Regardless of the number of shares of Common Stock you own, it is important that you be represented by proxy or in person at the Meeting. Shareholders are requested to vote by completing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or submitting your proxy by telephone or the Internet. Please refer to instructions on the last page of this Proxy Statement.
PROPOSAL 1
ELECTION OF DIRECTORS OF THE COMPANY
Nominees for Election as Directors
      Pursuant to the Company’s Certificate of Incorporation, the Board of Directors consists of not less than five nor more than thirteen directors and is divided among three classes of members holding three-year staggered terms, with each class as nearly equal in number as possible. A class of two directors will be elected at the Meeting to serve until the 2008 Annual Meeting of Shareholders or until their respective successors have been elected and qualified.
      The Company’s Board of Directors has nominated the following two individuals to serve as directors, both of whom are currently members of the Board: John B. Bohle and John A. Spencer. Each of the Board of Directors’ nominees has consented to being named in this Proxy Statement and to serve as a director if elected. However, if for any reason any Board nominee should become unable or unavailable to serve as a director, the persons named in the enclosed proxy may vote with discretionary authority for a substitute. The enclosed proxy cannot be voted for a greater number of persons than two. The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board’s nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD’S NOMINEES FOR DIRECTOR.
      The table below includes certain information as of March 2, 2005, regarding the two nominees of the Board of Directors and also regarding the other four directors whose terms of office will continue after the Meeting.

		Year First
Name, Age and Year	Principal Occupations (2000-Present) and Certain	Became a
Present Term Expires	Other Directorships Presently Held	Director

Nominees
John B. Bohle, 61 (2005)	Independent Consultant (executive recruiting services); formerly Senior Vice President and Partner of Ray & Berndtson.	1992

John A. Spencer, 56 (2005)	Retired; formerly Executive Vice President and Chief Financial Officer of Del Webb Corporation.	2002

Other Directors
Frank J. Brady, 58 (2007)	Retired; formerly Audit Partner, Ernst & Young LLP.	2002

Gordon M. Burns, 52 (2007)	Private Investor; formerly President of TECSEC Inc. (software company) 2001-2002; previously President of Katama Capital (investment firm).	1998

Linda C. Faiss, 62 (2006)	Co-owner and President, Faiss Foley Warren LLC (public relations and government affairs).	1997

Robert M. Haddock, 60 (2006)	Chairman, President and Chief Executive Officer of the Company since March 2005, previously President and Chief Financial Officer of the Company since May 2002; previously Executive Vice President and Chief Financial Officer of the Company.	1989
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the “SEC”) require that the executive officers, directors and persons who beneficially own more than 10 percent of the Common Stock of the Company, as well as certain affiliates of those persons, file initial reports of ownership and transaction reports covering any changes in ownership with the SEC and the New York Stock Exchange. SEC regulations require these persons to furnish the Company with copies of all reports they file pursuant to Section 16(a). The Company offers assistance with the preparation and filing of these reports. Based solely upon a review of the copies of the reports and written representations received from certain executive officers and directors, the Company believes that during fiscal 2004, the executive officers and directors complied with all applicable filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
HOLDERS AND DIRECTORS AND OFFICERS
5% Beneficial Owners
      Persons and groups owning in excess of 5 percent of the Common Stock are required to file certain reports with the SEC regarding such ownership pursuant to applicable federal securities law. Based upon such reports, the table below sets forth certain information regarding beneficial owners of more than 5 percent of the Common Stock as of March 11, 2005. The Company knows of no other beneficial owner of more than 5 percent of its outstanding Common Stock.

	Shares of Common Stock	Percent of
Name of Beneficial Owner	Beneficially Owned*	Class*

Barclays Global Investors, NA	1,833,860	5.4
Barclays Global Fund Advisors
45 Fremont Street
San Francisco, CA 94105

Botti Brown Asset Management, LLC	1,781,447	5.1
101 California Street Suite 4350
San Francisco, CA 94111

Franklin Resources, Inc.	3,314,700	9.6
One Franklin Parkway
San Mateo, CA 94403

Gabelli Funds, Inc.	5,046,143	14.51
One Corporate Center
Rye, NY 10580

*	As reported in Barclays Global Investors, NA and Barclays Global Fund Advisors’ Schedule 13G, dated February 13, 2004 (Amendment not filed); Botti Brown Asset Management LLC’s Schedule 13G, dated February 15, 2005; Franklin Resources, Inc.’s Schedule 13G (Amendment No. 8), dated February 11, 2005; and Gabelli Funds, Inc.’s Schedule 13D (Amendment No. 17), dated March 11, 2005.
Directors and Executive Officers
      The table below sets forth certain information regarding directors’ and executive officers’ beneficial ownership of Common Stock as of March 2, 2005.

	Shares of
	Common Stock	Percent of
	Beneficially Owned*	Class

Directors
John B. Bohle	38,000	**
Frank J. Brady	19,000	**
Gordon M. Burns	32,000	**
Linda C. Faiss	38,000	**
Robert M. Haddock	976,001	2.8
John A. Spencer	24,500	**

Named Executive Officers
Nelson W. Armstrong, Jr.	100,667	**
Neil A. Ciarfalia	96,001	**
Meridith P. Sipek	60,501	**
All Directors and Executive Officers as a group (10 persons)	1,466,810	4.2

*	Including, for Mr. Bohle 35,000 shares, for Mr. Brady 17,000 shares, for Mr. Burns 32,000 shares, for Ms. Faiss 38,000 shares, and for Mr. Spencer 17,000 shares, which they may acquire by the exercise of stock options within 60 days; for Messrs. Haddock, Armstrong, Ciarfalia and Sipek, 975,001, 99,667, 90,001 and 60,001 shares, respectively, which they may acquire by the exercise of stock options within 60 days; and for the directors and executive officers as a group (10 persons), 1,429,171 shares, which they may acquire by the exercise of stock options within 60 days.

**	Less than 1% of the outstanding shares of Common Stock.
THE BOARD AND ITS COMMITTEES
      The Board has standing Audit, Compensation and Stock Option, Finance and Corporate Governance and Nominating committees. The Board abolished the Executive Committee on February 17, 2005. The Company’s Common Stock is listed on the New York Stock Exchange (the “NYSE”). The Board has determined that under the listing standards of the NYSE the five non-employee directors are independent. Therefore, the members of the Audit, Compensation and Stock Option and Corporate Governance and Nominating Committees are independent. The law firm of Lionel Sawyer & Collins of Las Vegas, Nevada, provides certain legal services to the Company in the State of Nevada. Mr. Robert D. Faiss, the spouse of Linda C. Faiss, a Director of the Company, is one of the approximately 38 shareholders of the firm. Work for Aztar is overseen and billed by another shareholder of the firm, but on occasion, Mr. Faiss has performed services for the Company. The amounts paid to Lionel Sawyer & Collins in any one year are below the amounts that would invoke either SEC Regulation S-K, Item 404 or NYSE Rule 303A.02(b)(v). Therefore, because (a) Mr. Faiss is not the partner responsible for the representation of the Company; (b) the amounts paid to Lionel Sawyer & Collins for legal services are immaterial in the aggregate; and (c) Mr. Faiss’ interests in any profits resulting from the firm’s work for the Company is only a very small percentage of the amount of any such profit, the Board of Directors has concluded that this relationship does not affect the independence of Ms. Faiss. Ms. Faiss was a member of the Audit Committee until December 20, 2004.
      When the Board meets in executive session, the presiding director will be rotated among the Chairpersons of the Audit Committee, the Compensation and Stock Option Committee (the “Compensation Committee”) and the Corporate Governance and Nominating Committee.
      The current membership of the committees is as follows, with the chairman of each committee listed first.

Corporate Governance
Audit	Compensation	Finance	and Nominating

Frank J. Brady	Gordon M. Burns	Robert M. Haddock	John B. Bohle
John B. Bohle	Linda C. Faiss	Frank J. Brady	Gordon M. Burns
Gordon M. Burns	John A. Spencer	Gordon M. Burns	Linda C. Faiss
John A. Spencer		John A. Spencer
      The Audit Committee’s major responsibilities include oversight of: the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence, including engaging the independent registered public accounting firm; and the performance of the Company’s internal audit function and of the independent registered public accountants. The Audit Committee, among other things, will: review the audit’s scope and timing and preapprove the fee arrangements with the independent registered public accountants; review the audit findings and other financial data submitted by both the Company’s internal auditors and its independent registered public accountants; present such findings to the Board; and will prepare and approve the Audit Committee Report to be included as part of the Company’s annual proxy statement.
      The Compensation Committee’s major responsibilities include: at least annually, review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives and determine and approve the compensation of the Chief Executive Officer based on such evaluation; make recommendations to the Board with respect to the compensation and incentive compensation plans of the Company’s executive officers and equity-based plans of the Company; and prepare and approve the Compensation Committee report to be included as part of the Company’s annual proxy statement.
      Up to the time the Executive Committee was abolished on February 17, 2005, the Executive Committee could act for the full Board of Directors in situations in which the Board delegated such authority to the Executive Committee or in situations in which the Executive Committee found that exigent circumstances justified expedited action.
      The Finance Committee’s major responsibilities include reviewing the various financial activities of the Company and presenting its findings to the Board.
      The Corporate Governance and Nominating Committee’s major responsibilities include: the identification of qualified candidates to become Board members; the selection of nominees for election as directors at the next Annual Meeting of Shareholders; the selection of candidates to fill any vacancies on the Board; the development and recommendation to the Board of corporate governance guidelines and principles applicable to the Company; and the oversight of the evaluation of the Board and management.
      During calendar year 2004 the Board of Directors held six meetings. The Audit Committee held ten meetings, the Compensation Committee held five meetings, the Executive Committee held no meetings, the Corporate Governance & Nominating Committee held two meetings, and the Finance Committee held two meetings. No director attended less than 75 percent of the meetings of the Board and committees of which he or she was a member.
      The Board of Directors expects each member of the Board of Directors to attend the Annual Meeting of Shareholders, normally scheduled in the month of May each year. All of the directors attended the Annual Meeting of Shareholders held on May 13, 2004.
      The Charters of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, as well as our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our Audit Committee Complaint Procedures and our Code of Ethics are posted on the Company’s web site (www.aztar.com) under Investor Information — Corporate Governance Section. This website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement.
Communications with the Board
      A Shareholder may communicate directly with the Board of Directors by addressing a letter to the Board of Directors of Aztar Corporation c/o Secretary, at 2390 East Camelback Road, Suite 400, Phoenix, Arizona 85016. If a Shareholder would like the letter to be forwarded directly to the Chairman of the Board or to one of the Chairmen of the four standing committees, he or she should so indicate. If no specific direction is indicated, the Secretary will review the letter and forward it to the Board member whom he thinks is appropriate.
Corporate Governance and Nominating Committee Policies and Procedures relating to Director Nominations
      As a policy, the Corporate Governance and Nominating Committee will consider director candidates recommended by security holders when a vacancy exists or is anticipated. The Committee evaluates the performance of directors annually. The Committee does not consider a vacancy to exist if it has determined that it will renominate a current director whose term is expiring. Such recommendations should be forwarded to the Secretary of the Company at the Company’s corporate offices by a date not later than 120 days prior to the date that the Company’s Proxy Statement was released to Shareholders in connection with the previous year’s Annual Meeting (November 29, 2005, in the case of the 2006 Annual Meeting). Such recommendations should be submitted to the Board in writing and contain sufficient information concerning the individual to enable a proper judgment to be made as to such individual’s qualifications.

      The qualifications the Committee will consider in evaluating director candidates include: (i) experience in corporate management, such as serving as an officer or former officer of a publicly held company, (ii) experience in the Company’s industry, (iii) experience as a board member of another publicly held company, (iv) academic experience in an area of the Company’s operations and (v) experience in any private business, government or professional practice requiring skills relevant to the Company’s business. In addition, when it deems appropriate, the Corporate Governance and Nominating Committee may only consider candidates that meet the qualifications of an “Audit Committee Financial Expert” or meet the financial literacy and sophistication requirements of the New York Stock Exchange for membership on the Audit Committee.
      The Corporate Governance and Nominating Committee will conduct a search for candidates for potential Board nominations as necessary. The Committee may engage a search firm. If the Committee is in the process of searching for Board nominees, the Committee will evaluate the qualifications of potential Board candidates on an equal basis regardless of source, including candidates recommended by shareholders.
      The Company operates in a highly regulated industry and candidates for Board membership must complete extensive personal gaming licensing applications and are subject to rigorous background investigations by various gaming authorities. The Company currently operates in four gaming jurisdictions. For a summary of gaming regulations, please refer to the Company’s Annual Report on Form 10-K.
EXECUTIVE COMPENSATION
      The following table sets forth the annual compensation paid and accrued by the Company for services rendered during each fiscal year presented, for the chief executive officer and the next four most highly compensated executive officers of the Company (the “Named Executive Officers”).
Summary Compensation Table

				Long-Term
				Compensation
		Annual		Awards
		Compensation**
				Securities	All Other
	Fiscal	Salary	Bonus	Underlying	Compensation
Name and Principal Position	Year	($)	($)	Options(#)(1)	($)(2)

Paul E. Rubeli*	2004	904,938	806,885	150,000	5,125
Chairman of the Board and	2003	808,400	595,664	150,000	5,000
Chief Executive Officer	2002	785,708	699,577	150,000	5,000
Robert M. Haddock*	2004	606,496	538,286	125,000	5,125
President and	2003	553,400	405,796	125,000	5,000
Chief Financial Officer	2002	538,362	476,965	125,000	5,000
Nelson W. Armstrong, Jr.	2004	231,508	159,585	20,000	5,125
Vice President,	2003	213,104	116,541	20,000	5,000
Administration and Secretary	2002	203,615	117,849	20,000	5,000
Neil A. Ciarfalia*	2004	206,758	119,735	20,000	5,125
Vice President and Treasurer	2003	194,673	83,347	20,000	5,000
	2002	185,808	107,165	20,000	5,000
Meridith P. Sipek	2004	206,758	144,735	20,000	5,125
Vice President and Controller	2003	194,673	108,347	20,000	5,000
	2002	185,808	107,165	20,000	5,000

*	Mr. Paul E. Rubeli retired from being a Director, the Chairman of the Board and Chief Executive Officer on March 1, 2005. Mr. Robert M. Haddock was appointed Chairman of the Board, President and Chief Executive Officer, effective March 1, 2005. Mr. Neil A. Ciarfalia was appointed Vice President, Treasurer and Chief Financial Officer, effective March 1, 2005, subject to the approval of the appropriate gaming authorities.

(1)	Grants of nonqualified stock options under the Aztar Corporation 2004 Employee Stock Option and Incentive Plan (the “2004 Plan”).

(2)	Commencing July 1, 1997, the Company initiated a limited matching contribution to its defined contribution savings plan based on eligible compensation. The Named Executive Officers participate in the plan. The amounts credited to the Named Executive Officers’ accounts in 2004 were: $5,125 for Mr. Rubeli; $5,125 for Mr. Haddock; $5,125 for Mr. Armstrong; $5,125 for Mr. Ciarfalia; and $5,125 for Mr. Sipek. The Named Executive Officers are one hundred percent vested in the plan.

**	Perquisites: The Company does not own or lease aircraft. Executive officers received some or all of the following perquisites: senior management medical and disability benefits, income tax preparation services, term life insurance and complimentaries (primarily lodging) when visiting company properties. In each case, the aggregate amounts of these benefits are less than the amounts required to be disclosed pursuant to the rules of the SEC.
Stock Options Granted in Last Fiscal Year Table
      The following table reflects certain information regarding nonqualified stock options granted in the last fiscal year to the Named Executive Officers.

	Individual Grants

	Number of	Percent of
	Securities	Total Options	Exercise
	Underlying	Granted to	or Base		Grant Date
	Options	Employees in	Price	Expiration	Present
Name	Granted(#)(1)	Fiscal Year	($/sh)(2)	Date	Value($)(3)

Paul E. Rubeli	150,000	28.04	24.39	5/13/14	1,690,890
Robert M. Haddock	125,000	23.36	24.39	5/13/14	1,409,075
Nelson W. Armstrong, Jr.	20,000	3.7	24.39	5/13/14	225,452
Neil A. Ciarfalia	20,000	3.7	24.39	5/13/14	225,452
Meridith P. Sipek	20,000	3.7	24.39	5/13/14	225,452

(1)	All options were granted under the 2004 Plan. Options vest annually over a three-year period, and vesting accelerates under the change of control provisions of the 2004 Plan.

(2)	Exercise price equals the fair market value of the Common Stock on the date of grant.

(3)	The value has been calculated using the Black-Scholes stock option valuation methodology. The model assumed a stock price volatility factor of .47, a risk-free interest rate of 4.16% and no dividends. The options have an exercise period of ten years; however, the estimated effective option life for each person is five years from the date of the grant.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value Table
      The following table sets forth for the Named Executive Officers the aggregate number of option exercises and the value realized on such options exercised, and the aggregate number of exercisable and unexercisable options held at fiscal year-end and the value of such options.

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-the-Money
	Acquired on	Value	Options/SARs	Options/SARs at
	Exercise	Realized	at FY-End(#)	FY-End($)(2)
Name	(#)	($)(1)	Exercisable/Unexercisable	Exercisable/Unexercisable

Paul E. Rubeli	350,000	5,993,000	1,063,000/300,000	24,888,943/4,091,000
Robert M. Haddock	-0-	-0-	975,001/249,999	23,204,348/3,409,152
Nelson W. Armstrong, Jr.	-0-	-0-	99,667/39,999	2,193,647/545,452
Neil A. Ciarfalia	10,000	278,500	90,001/39,999	2,007,298/545,452
Meridith P. Sipek	-0-	-0-	60,001/39,999	1,186,998/545,452

(1)	The value realized is calculated by multiplying (A) the number of securities underlying such options by (B) the difference between (i) the fair market value of the Common Stock on the date of exercise and (ii) the option exercise price.

(2)	The value of the unexercised in-the-money options is calculated by multiplying (A) the number of securities underlying such options by (B) the difference between (i) the closing price of the Common Stock on the New York Stock Exchange at fiscal year-end (December 30, 2004) and (ii) the option exercise price.
Supplemental Retirement Plans
      In connection with the restructuring of Ramada Inc. in 1989, the Company assumed certain of the obligations of Ramada for a deferred compensation program designed to provide supplementary retirement benefits to certain executive officers and to certain key employees. Certain of the executive officers of the Company participated in the deferred compensation program. The maximum available benefit (payable over 15 years commencing with the participant’s retirement at or after age 65) is 15% of his expected salary at age 65 (determined by assuming annual increases in salary at the time of electing to participate at the compounded rate of 6%). As a result of the restructuring, participants are fully vested in their accrued benefits. The annual benefits payable upon retirement at age 65 are: $124,504 for Mr. Rubeli; $85,944 for Mr. Haddock; $42,069 for Mr. Armstrong; and $40,944 for Mr. Sipek. The program provides for reduced benefits between the ages of 55 and 65, upon early retirement or upon termination of employment, with certain restrictions, if the participant elects to receive reduced benefits. Mr. Rubeli retired from the Company, effective March 1, 2005, and has elected to receive reduced benefits. The annual benefit payable to Mr. Rubeli is $106,539.
      The Company has a Nonqualified Retirement Plan for Senior Executives to supplement the retirement income for certain executives selected at the discretion of the Board of Directors. The non-funded plan provides that such an executive upon retirement at age 65 will receive annually 50% of the average of the last five full years of compensation from the Company less any amounts received under an Aztar tax-qualified defined benefit plan and primary Social Security. The Company has established a trust to provide a source of funds to assist it in meeting its obligations under the plan. Messrs. Rubeli and Haddock are participants in the plan and the estimated annual benefits payable upon retirement at age 65 based on actuarial assumptions are $794,033 for Mr. Rubeli and $583,849 for Mr. Haddock. The plan provides for reduced benefits between the ages of 60 and 65, upon early retirement. In addition, the plan provides for a one-time irrevocable election, with certain restrictions (including the participant entering into a non-compete agreement with the Company), to receive a single lump sum distribution equal to the actuarial present value of the retirement benefit, instead of annual installments. Mr. Rubeli retired from the Company, effective March 1, 2005, and elected to receive a single lump sum distribution in the amount of $8,238,753. As part of this election process, Mr. Rubeli entered into a non-compete agreement with the Company, and the Company agreed to indemnify

Mr. Rubeli for additional taxes incurred, if any, under Section 409A of the Internal Revenue Code with respect to payments made to Mr. Rubeli under this plan and his individual deferred compensation agreement described above.
      The Company has established a second Nonqualified Retirement Plan to supplement the retirement income of certain executive officers with long-term service to the Company, selected at the discretion of the Compensation Committee of the Board of Directors. The non-funded plan provides that such an executive upon retirement at age 65 will receive annually, for ten years, 35% of the average of the last five full years’ salary from the Company. Messrs. Armstrong and Sipek are participants in the plan and the estimated annual benefits payable upon retirement at age 65 based on actuarial assumptions are $74,612 for Mr. Armstrong and $87,420 for Mr. Sipek.
Severance Agreements
      In connection with the restructuring, the Company has assumed the obligations of Ramada under the severance agreements (the “Severance Agreements”) with Messrs. Rubeli, Haddock, Armstrong and Sipek and certain other key employees. The Severance Agreements set forth the terms and conditions of each such executive’s termination of employment with the Company following a “change in control.” Subsequently, the Severance Agreements were rewritten as Aztar Agreements, and Mr. Ciarfalia received a similar “change in control” agreement. The Aztar Severance Agreements provide for the payment of severance benefits to the executive officer if his employment is terminated either by the Company without “cause” (as defined) or by the executive with “good reason” (as defined), which includes the assignment to the executive of duties inconsistent with his prior status or a reduction in his base salary or benefits. Upon such termination with respect to any of the executives, the benefits described below would become payable to such executives.
      In the case of Mr. Haddock, severance benefits consist of a lump-sum cash payment, payable within 13 days after termination of employment, equal to three times the sum of the executive’s annual base salary plus the average bonuses awarded to him in the three years preceding termination of employment, cash-out of outstanding options and vesting and distribution of any restricted stock. Mr. Rubeli’s agreement, under the terms of the agreement, automatically terminated upon his retirement on March 1, 2005. The other executive officers would receive twice the sum of their annual base salary plus average bonus, plus the other described benefits. The Company would also maintain employee insurance benefits plans in effect for the executives’ continued benefit, or provide substantially equivalent benefits, for two years. Except in the case of the severance benefits of Mr. Haddock, the amount of the severance benefits is limited to the amount that would be deductible by the Company under the federal tax laws. Based upon current salary levels, the appropriate lump-sum cash payment that would be payable under the Severance Agreements to Messrs. Haddock, Armstrong, Ciarfalia and Sipek if their employment is terminated, excluding any payment relating to stock options, would be $3,246,246 for Mr. Haddock; $727,050 for Mr. Armstrong; $621,232 for Mr. Ciarfalia, and $654,564 for Mr. Sipek.
Compensation of Directors
      Directors who are not full-time employees of the Company are each paid $40,000 per year and are reimbursed for any expenses incurred in attending directors’ meetings. Beginning in 2004, Mr. Brady, the Chairman of the Audit Committee, receives an additional $20,000 per year for his services as the Chairman of the Audit Committee. In addition, each such nonemployee director receives a fee of $1,500 for each directors’ meeting attended and $1,000 for each committee meeting attended; committee chairpersons receive an additional $750 for each committee meeting attended. Directors may receive certain complimentaries, primarily lodging, when visiting Company properties; and are provided travel/accident insurance coverage when traveling on Company business. On infrequent occasions, a director’s spouse may accompany him/her on Company business; in 2004, directors’ spouses were invited to attend one Board dinner at Company expense.
      The 2000 Nonemployee Directors Stock Option Plan (the “Plan”) originally provided for a grant of options to purchase 5,000 shares of common stock when a nonemployee director is first appointed to the

Board, and, thereafter, an annual grant of options to purchase 3,000 shares. The Plan was amended in 2001 to provide that incumbent nonemployee directors would, in lieu of annual grants, receive a one-time grant, in May 2002, of an option to purchase 30,000 shares of common stock, of which 6,000 shares vested immediately upon grant and, subject to continued service as a member of the Board, the remaining 24,000 shares vest in equal installments on each of the next four anniversary dates of the grant. Under the amended Plan, new nonemployee directors will be eligible for an initial option grant to purchase 5,000 shares of common stock (immediately vested upon grant) upon appointment to the Board and an additional one-time stock option grant, to be made on the day after the Annual Meeting of Shareholders that next follows such nonemployee director’s appointment to the Board, to purchase a number of shares to be determined by the date of that Annual Meeting as follows: 2003 — 24,000 shares; 2004 — 18,000 shares; 2005 — 12,000 shares; and 2006 — 6,000 shares, respectively. Such options will fully vest by the 2006 anniversary grant date as follows: (i) 6,000 shares immediately vest upon grant and (ii) subject to continued service as member of the Board, the remaining shares vest in equal installments on each of the following anniversary dates through the 2006 anniversary date. The exercise price on all grants will equal the market price of the common stock on the grant date.
Compensation Committee Interlocks and Insider Participation
      During the fiscal year ended 2004, the Compensation Committee was comprised of Ms. Faiss and Messrs. Burns and Spencer. No member of the Compensation Committee of the Company’s Board of Directors serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or its Compensation Committee.
THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.
COMPENSATION COMMITTEE REPORT
      During the Company’s last fiscal year the Compensation Committee held five meetings. The functions performed by the Compensation Committee include: at least annually, review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer; evaluate the performance of the Chief Executive Officer in light of those goals and objectives and determine and approve the compensation of the Chief Executive Officer based on such evaluation; make recommendations to the Board with respect to the compensation and incentive compensation plans of the Company’s executive officers and equity-based plans of the Company; and prepare and approve the Compensation Committee report to be included as part of the Company’s annual proxy statement.
Compensation Policies for the Chief Executive Officer and the Other Executive Officers
      Upon the commencement of operations of Aztar, the Compensation Committee, in conjunction with outside consultants, studied various executive compensation practices of companies of a similar size and of companies in the same industry. The Compensation Committee concluded that an appropriate compensation package for the Chief Executive Officer and the senior management group should be comprised of a base salary, an annual incentive bonus based on the Company’s financial performance, and equity-related incentives. The Compensation Committee believed that such a package would compensate executives in a manner that rewarded both current performance and long-term performance and would provide the executive with a financial interest in the success of the Company similar to the interests of the Company’s Shareholders.
      The bonus plans are based on the degree to which the Company meets certain goals set by the Compensation Committee based on the annual profitability of the Company defined as earnings before interest, taxes, depreciation, and amortization. Bonuses may not exceed stated maximum percentages of base salaries (up to 90% for the Chief Executive Officer). The Compensation Committee in its discretion may award up to the maximum bonus available to a specific officer(s) under the plan, based on subjective factors such as outstanding performance by an officer in his specific area of responsibility. Bonuses, if earned, are payable as soon as practicable after each fiscal year-end.
      The Compensation Committee believes that the executive compensation policies and procedures that were established upon the commencement of operations of the Company continue to be appropriate. The Compensation Committee may periodically engage outside consultants to provide updated information on compensation practices in general as well as in the industry. During 2003, the Compensation Committee authorized the engagement of a compensation consulting firm to review executive compensation. The Compensation Committee did not engage a compensation consultant in 2004.
      Because of continuing uncertainties resulting from the delay in construction at the Tropicana Atlantic City expansion project, the Compensation Committee did not set specific performance targets for the Chief Executive Officer or the other officers for the 2004 bonus plan year and, instead, decided to grant bonuses, if any, for the fiscal year 2004 based on the Committee’s subjective evaluation of management’s overall performance. In reviewing 2004, the Compensation Committee has concluded that management’s overall performance merited discretionary bonuses to the Chief Executive Officer and other officers for the 2004 bonus plan year. This decision was based on two principal factors. First, in 2004, all of the Company’s properties other than Tropicana Atlantic City (which did not have a specific budget as a result of the construction accident) exceeded their budgeted targets. When this result is combined with the actual result of Tropicana Atlantic City and the amounts claimed under the Company’s business interruption insurance, the Company’s financial performance was stronger than would have been anticipated at the beginning of 2004. Second, and of equal importance, the construction accident created an array of significant issues with the Company’s insurance carriers, contractors, regulators and tenants that continuously threatened to impair the ability of the Company to open the addition on a timely basis. Management’s ability to guide the Company through these issues to a successful November 2004 opening was critical to the Company realizing the returns on its substantial investment in Atlantic City.
      As a result of Mr. Rubeli’s retirement and the appointment of Mr. Haddock as Chairman of the Board, President and Chief Executive Officer, the Compensation Committee engaged a compensation consultant to perform a compensation study prior to determining Mr. Haddock’s compensation package. In addition, the compensation study is to include the compensation of the other executive officers. Therefore, at this time, the Compensation Committee has not set specific financial goals for the 2005 bonus plan year. The Compensation Committee expects the study to be completed by May 2005 and, depending on the results of the study, the Compensation Committee will set the compensation package for Mr. Haddock, set specific financial goals for the 2005 bonus plan year for Mr. Haddock and the other executive officers, and make recommendations as to the compensation packages of the other executive officers. Normally, executive compensation is set in February of each year coinciding with the finalization of the current year’s operating budget and the setting of specific financial targets for the bonus plan year. When the Compensation Committee sets the compensation package for Mr. Haddock, the Compensation Committee expects any changes to the package to be made effective as of March 1, 2005, the date of Mr. Haddock’s appointment as Chief Executive Officer.
Section 162(m) Policy
      Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds one million dollars per officer in any one year.
      As a result of the Chief Executive Officer’s bonus for the 2003 bonus plan year (paid in 2004), his 2004 compensation exceeded the limits on deductibility set forth in Section 162(m). The Compensation Committee has not established a policy regarding compensation in excess of these limits, but will continue to review this issue.

Section 409A
      Section 409A of the Internal Revenue Code of 1986, as amended, generally affects deferred compensation plans, amongst other items. The Company assumed certain obligations for several individual deferred compensation agreements from Ramada, Inc., as a result of the restructuring of Ramada, Inc. and the formation of the Company in 1989. In addition, the definition of deferred compensation under Section 409A also includes Supplemental Employee Retirement Plans (SERPS). Therefore, the Committee has engaged outside consultants to conduct a general review of these arrangements and the Change in Control and Severance Agreements and to advise the Committee as to the implications of Section 409A and other matters, with respect to these arrangements. The Committee currently anticipates completing this review in the spring of 2005.

By Compensation and Stock Option Committee

Gordon M. Burns
Linda C. Faiss
John A. Spencer

INDEPENDENT PUBLIC ACCOUNTANTS
      The Company’s independent registered public accounting firm is PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting and will be available to respond to appropriate questions from the Company’s Shareholders. The representatives will have an opportunity to make a statement at the Meeting if they desire to do so.
Audit Fees
      The Company was billed $1,260,534 and $888,041 for audit fees during the fiscal years 2004 and 2003, respectively. In addition, in 2005 the Company was billed additional fees for the 2004 audit. The Company expects the fees for the 2004 fiscal year Section 404 internal control audit to be approximately $1,364,500 and the financial statement audit to be approximately $660,600. Audit fees include fees for the audit of the Company’s annual consolidated financial statements and internal controls, for the audits of the separate annual financial statements of the Company’s five operating units as required by regulatory authorities, for quarterly reviews of the consolidated results and the results of the five separate operating units, for certain other quarterly and annual agreed-upon procedures and internal control reports as required by regulatory authorities, and for review of registration statements filed with the SEC.
Audit-Related Fees
      The Company was billed $32,498 and $32,585 for audit-related fees during the fiscal years 2004 and 2003, respectively. Audit-related fees primarily relate to the audit of the 401(k) plan and verification work related to development reimbursements.
Tax Fees
      The Company was billed $-0- and $5,310 for tax fees during the fiscal years 2004 and 2003, respectively. The 2003 tax fees relate to consultations regarding federal and State of New Jersey tax matters.
All Other Fees
      The Company was billed $13,961 and $50,135 for additional professional services rendered during the fiscal years 2004 and 2003, respectively. In 2004, the majority of other fees were for an independent evaluation of a proposed contract for a network installation. In 2003, the majority of other fees were for a health care study.
      It is the policy of the Audit Committee to pre-approve all engagements and fees of the independent registered public accounting firm, and during 2004 all such engagements and fees were pre-approved. Under extenuating circumstances, the Chairman of the Audit Committee may pre-approve a service, provided such approvals are ratified by the full Committee at a subsequent meeting.
      The Audit Committee of the Board of Directors has concluded that the provision of services covered under tax fees and all other fees is compatible with maintaining PricewaterhouseCoopers LLP’s independence.
AUDIT COMMITTEE
      The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is posted on the Company’s website. The Company’s Common Stock is listed on the New York Stock Exchange (the “NYSE”) and per the NYSE listing standards, the Board of Directors has determined that all of the members of the Audit Committee are independent. In addition, the Board of Directors has determined that Mr. Brady, the Chairman of the Audit Committee, as a retired audit partner of a large international public accounting firm, meets the attributes of an Audit Committee Financial Expert. In addition, the Committee believes that some other members of the Committee also qualify as Audit Committee Financial Experts.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.
Audit Committee Report
      In performing its responsibilities, the Audit Committee has: reviewed and discussed the audited financial statements with management; discussed with PricewaterhouseCoopers LLP (“PWC”) (the independent registered public accounting firm) the matters required to be discussed by SAS 61; received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 and discussed with PWC its independence; and, based on such review and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year (such fiscal year ending 12/30/04) for filing with the SEC.

By Audit Committee

Frank J. Brady
John B. Bohle
Gordon M. Burns
John A. Spencer

THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.
COMPARATIVE STOCK PRICE PERFORMANCE GRAPH
      The graph below compares the cumulative total shareholder return from December 30, 1999 to December 30, 2004, of the Company, the Russell 2000 Index and the Dow Jones Casinos Subsector index (DJCS). The Company is a participant in the Russell 2000 Index. The DJCS is a peer group index that tracks the performance of a number of companies in the casino industry. The DJCS, previously called the Dow Jones Casino Index, is a subsector of the Dow Jones Total Market Index, and is reconstituted periodically. The Company became a participant in the index in 2000. The graph assumes an investment of $100 on December 30, 1999, in each of the Common Stock, the stocks comprising the Russell 2000 Index and the DJCS, respectively.

	12/30/1999	12/28/2000	1/3/2002	1/2/2003	1/1/2004	12/30/2004

AZR	100.00	119.68	173.91	134.14	208.14	321.55
Russell 2000	100.00	99.48	99.78	79.06	112.15	131.51
DJCS	100.00	112.25	124.27	139.62	208.73	275.34

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      PricewaterhouseCoopers LLP served as the Company’s independent auditors for the fiscal year ended December 30, 2004. Although the Company’s Board of Directors is not required to submit the Audit Committee’s appointment of the Company’s independent registered public accounting firm for Shareholder approval, the Board has elected to seek ratification by Shareholders at the Annual Meeting of its appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2005.
      The affirmative vote of the holders of a majority of the shares of common stock represented at the Meeting, in person or by proxy, and entitled to vote on this proposal will be necessary for the adoption of Proposal 2. In the event that the Company’s Shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee may, but is not required to, reconsider the retention of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its Shareholders.
      The Board of Directors unanimously recommends that Shareholders vote FOR Proposal 2. A proxy solicited by the Company’s Board of Directors will be voted for Proposal 2 unless the Shareholder providing the proxy specifies otherwise on the proxy.
PROPOSAL 3
SHAREHOLDER PROPOSAL CONCERNING BOARD DECLASSIFICATION
      The Company has been advised that one of its Shareholders intends to present a proposal at the Annual Meeting. The Shareholder proposal and supporting statement, for which the Board of Directors accepts no responsibility, are set forth below.
      The name, address and stock ownership of the proponent will be furnished by the Company promptly upon receiving an oral or written request to the Company’s Secretary. For the reasons set forth in its Statement in Opposition immediately following this Shareholder proposal, the Company’s Board of Directors does not support and urges you to vote AGAINST this proposal.
SHAREHOLDER PROPOSAL
      RESOLVED, That the shareholders of Aztar Corporation (“the Company”) urge that the Board of Directors take the necessary steps to declassify the Board of Directors for the purpose of establishing annual elections for directors. The Board of Directors declassification shall be done in a manner that does not affect the unexpired terms of directors previously elected.
Statement of Support
      The election of corporate directors is a primary avenue for shareholders to influence corporate affairs and ensure management is accountable to the Company’s shareholders. However, under the classified voting system at the Company, individual directors face election only once every three years, and shareholders only vote on roughly one-third of the Board of Directors each year. In our opinion, such a system serves to insulate the Board of Directors and management from shareholder input and the consequences of poor financial performance.
      By eliminating the classified Board of Directors, we believe shareholders can register their views annually on the performance of the Board of Directors and each individual director. We feel this will promote a culture of responsiveness and dynamism at the Company, qualities necessary to meet the challenge of increasing shareholder value.
      We submit that by introducing annual elections and eliminating the classified Board of Directors at the Company, management and the Board of Directors will be more accountable to shareholders.
      We believe that by aligning the interest of the Board of Directors and management with the interests of shareholders, our Company will be better equipped to enhance shareholder value.
      For the above reasons, we urge a vote FOR the resolution.
Board of Directors’ Statement in Opposition to the Shareholder Proposal
      The Board of Directors evaluates corporate governance issues affecting the Company on a regular basis, including whether to maintain the Company’s classified Board structure. After careful consideration, the Board has determined that it is in the best interests of the Company and its Shareholders to maintain the classified Board structure for the reasons set forth below and recommends a vote AGAINST this proposal.
      Under the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes with directors elected to staggered three-year terms. Approximately one-third of the directors stand for election each year. The Shareholders of the Company approved this classified Board structure in 1989 as part of the restructuring of Ramada Inc. and the formation of the Company. Similar procedures for staggered elections have been adopted by many of the Company’s peer companies in the gaming industry.
      The staggered election of directors provides continuity and stability in the management of the business and affairs of the Company since a majority of the directors will always have prior experience as directors of the Company and in-depth knowledge of the Company and its business strategies. The Board believes that directors with such understanding are a valuable resource and better able to make fundamental decisions about the Company and guide management in making such decisions. Staggered elections are designed to prevent a sudden change in the entire composition of the Board in any one year. Electing directors to three-year, as opposed to one-year, terms enhances the independence of non-management directors by providing them with a longer assured term of office within which to focus on the strategic goals of the Company. Maintaining three-year terms for directors assists the Company in attracting director candidates who are interested in making a longer-term commitment to the Company.
      A classified Board encourages a third party engaging in an unfriendly or unsolicited effort to take over or restructure the Company that may not be in the best interests of the shareholders to negotiate at arms length with the Board. It gives the Board the time and leverage necessary to evaluate the adequacy and fairness of any takeover proposal, negotiate the best result for all shareholders and consider alternative proposals. Having a classified Board does not prevent unsolicited takeover attempts, but by reducing the threat of imminent removal, it positions the incumbent Board to negotiate terms to maximize the value to all shareholders.
      The Board believes that the benefits of a classified board structure do not come at the cost of directors’ accountability to shareholders, and that the Company’s current Board structure has not affected the accountability of the Company’s directors to shareholders during the 15 years it has been in place. All directors are required to uphold their fiduciary duties to the Company and its shareholders regardless of the length of their term in office.
Vote Required
      Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares of common stock represented at the Meeting, in person or by proxy, and entitled to vote on this proposal. Because this proposal is only a recommendation, however, its approval would not effectuate the declassification of the Board. The proposal requests that the Board take the necessary steps to declassify. Under Delaware law and the Company’s Certificate of Incorporation, declassification could only occur through an amendment to the Certificate of Incorporation approved by the Board of Directors and by the affirmative vote of the holders of at least 80% of the shares of the Company’s voting stock entitled to vote generally in the election of directors.

Board Recommendation
      For the reasons set forth above, the Board of Directors urges the Company’s Shareholders to reject Proposal 3. The Board of Directors unanimously recommends a vote AGAINST the adoption of the foregoing Shareholder proposal. A proxy solicited by the Company’s Board of Directors will be voted against adoption of Proposal 3 unless the Shareholder providing the proxy specifies otherwise on the proxy.
SHAREHOLDER PROPOSALS AND OTHER MATTERS
      The cost of this solicitation will be borne by the Company. The solicitation of proxies will be made primarily by mail. Regular employees of the Company may solicit proxies by telephone or the Internet or in person. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to send proxy materials to their principals. The Company may reimburse persons holding shares in their names or those of their nominees for their expenses in sending proxies and proxy materials to principals. In addition, the Company has retained The Altman Group, Inc. to assist in the solicitation of proxies at an estimated cost of $8,500. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the enclosed proxy card will help to avoid additional expense.
      Unless otherwise required by law or the Company’s Certificate of Incorporation or By-Laws, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for approval of any matter other than the election of directors which properly comes before the Meeting or any continuations, adjournments or postponements thereof. Under applicable Delaware law, in determining whether any such other matter has received the affirmative vote of the requisite number of shares of Common Stock, (i) abstentions will be counted and will have the same effect as a vote against such other matter, and (ii) broker non-votes will have no effect on the results of the votes on any such proposals.
      As previously disclosed, the Company’s By-Laws require Shareholders who intend to nominate directors or propose new business at any Annual Meeting to provide advance notice of such intended action as well as certain additional information. This By-Law provision requires Shareholders to provide the Company with notice of their intent to nominate directors or to propose new business at an Annual Meeting not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. However, if the Annual Meeting is not held within 30 days of the anniversary date of the immediately preceding Annual Meeting, then Shareholders must provide advance notice to the Company within 10 days after notice or prior public disclosure of the Annual Meeting is given or made to Shareholders.
      The Company’s 2004 Annual Meeting was held on May 13, 2004, and the 2005 Annual Meeting is scheduled to be held on May 12, 2005, which is within 30 days of the anniversary date of the 2004 Annual Meeting. Accordingly, assuming the 2005 Annual Meeting is held as scheduled, notice of a proposed director nomination(s) or new business to be brought before the 2005 Annual Meeting must have been received in proper form on or after February 12, 2005, and on or prior to March 14, 2005. No such notices were received and, accordingly, there will be no nominations by Shareholders of directors and no additional proposals of new business by Shareholders at the Annual Meeting other than the Shareholder proposal in this Proxy Statement (Proposal 3), which will be considered at the Meeting, if presented at the Meeting. In addition, assuming the 2005 Annual Meeting is held as scheduled and the 2006 Annual Meeting of Shareholders is held within 30 days of May 12, 2006, notice of a proposed director nomination(s) or new business to be brought before the 2006 Annual Meeting must be received in proper form on or after February 11, 2006, and on or prior to March 13, 2006.
      In accordance with federal securities laws, proposals to be submitted by Shareholders for consideration at the Company’s next Annual Meeting and inclusion in the Company’s 2006 Proxy Statement must be received by the Company at its executive offices in Phoenix, Arizona not later than November 29, 2005.

ADDITIONAL VOTING INSTRUCTIONS
AND
ACCOUNT ACCESS INFORMATION
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
      Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you mark, sign and return your proxy card.

VOTE BY INTERNET	VOTE BY TELEPHONE
At http://www.proxyvote.com 24 hours a day/7 days a week	(800) 690-6903 via touchtone phone toll-free 24 hours a day/7 days a week
Instructions: Please read the accompanying Proxy Statement and have your 12-digit control number, located on your proxy card, available.	Instructions: Please read the accompanying Proxy Statement. Call toll-free (800) 690-6903. You will be asked to enter your 12-digit control number, located on your proxy card. Follow the directions you will be given.
Point your browser to: http://www.proxyvote.com and follow the instructions to cast your vote. You may also register to receive all future shareholder communications electronically instead of in print. This means that the annual report, proxy statement and any other correspondence will be delivered to you by email.
      Votes submitted on the Internet or by telephone must be cast by 11:59 p.m. Eastern time on May 11, 2005. Votes sent by mail must be received on or before May 9, 2005. Submitting your vote by mail, telephone or on the Internet will not affect your right to vote if you decide to attend the 2004 Annual Meeting of Shareholders.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
      You can view the Annual Report and Proxy Statement on the Internet at: http://www.aztar.com
YOU CAN NOW ACCESS YOUR AZTAR CORPORATION ACCOUNT ONLINE.
      Access your Aztar Corporation shareholder/stockholder account online via Investor ServiceDirect® (ISD). Mellon Investor Services LLC, agent for Aztar Corporation, now makes it easy and convenient to get the following information on your shareholder account:

• View account status	• View payment history for dividends
• View Certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at http://www.melloninvestor.com
and follow the simple instructions on the website.
For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

AZTAR CORPORATION 2390 E. CAMELBACK ROAD SUITE 400 PHOENIX, AZ 85016	VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Aztar Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE — 1-800-690-0903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Aztar Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AZTAR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AZTAR CORPORATION

THE BOARD OF DIRECTORS OF AZTAR RECOMMENDS A VOTE FOR PROPOSAL 1, FOR PROPOSAL 2 AND AGAINST PROPOSAL 3
Vote On Directors		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any nominee, mark “FOR ALL EXCEPT” and write the nominee’s number on the line below.
1.	The election as directors of all nominees listed below (except as marked to the contrary):

(01) John B. Bohle (02) John A. Spencer

Vote on Proposals
					For	Against	Abstain
2.	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2005.				☐	☐	☐

3.	The adoption of the Shareholder proposal, if presented at the Meeting.				☐	☐	☐

The Proxy Holders also are authorized to vote in their discretion on such other matters as may properly come before the Meeting and at any continuations, adjournments or postponements thereof.

Proxies can only be given by shareholders of record at the close of business on March 17, 2005. Pease sign your name below exactly as it appears hereon. When shares of Aztar Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, stating title. If a partnership, please sign in partnership name by authorized person, stating title.

IF RETURNED CARDS ARE SIGNED AND DATED BUT NOT MARKED, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED FOR THE ELECTION OF THE NAMED NOMINEES, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AGAINST PROPOSAL 3.
For address changes and/or comments, please check this box and write them on the back where indicated		☐

As of the date hereof, the undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

NOTE: (Please sign as name appears hereon. Joint
          Owners should each sign. When signing as
          attorney, executor, administrator, trustee or
guardian, please give full title as such.)

Signature [PLEASE KEEP SIGNATURE WITHIN BOX]	Date	Signature (Joint Owners)	Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AZTAR CORPORATION
ANNUAL MEETING OF SHAREHOLDERS, MAY 12, 2005

     The undersigned hereby appoints Robert M. Haddock and Nelson W. Armstrong, Jr. (the “Proxy Holders”), or any of them, each with the power of substitution, attorneys and proxies, to represent and to vote all shares of Common stock, par value $.01 per share (“Aztar Common Stock”), of Aztar Corporation (“Aztar”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 12, 2005, at 11:00 a.m., local time, at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona (the “Meeting”) and at any continuations, adjournments or postponements thereof, as directed on the reverse side of this proxy, with discretionary authority as to any and all other business that may properly come before the Meeting and with all powers the undersigned would possess if personally present at the Meeting.

THE BOARD OF DIRECTORS OF AZTAR RECOMMENDS A VOTE FOR PROPOSAL 1, THE ELECTION OF THE NAMED NOMINEES, FOR PROPOSAL 2, THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2005, AND AGAINST PROPOSAL 3, THE SHAREHOLDER PROPOSAL.

     You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE, OR YOU MAY SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.

     This proxy will be voted as directed on the reverse side. If no specifications are made, these shares will be voted FOR Proposal 1 — all nominees for director named on the reverse side, FOR Proposal 2 — the ratification of the independent registered public accounting firm, and AGAINST Proposal 3 — the Shareholder proposal. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the named proxies, or any substitute or substitutes, who shall be present and act at the Meeting (or if only one shall be present and act, then that one) shall have all the powers of the named proxies hereunder.

(Please sign on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Address Change/Comments: